Exhibit 99.2

 FORM OF CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                               (DONALD E. BRANDT)

     I, Donald E. Brandt, Senior Vice President and Chief Financial Officer of Arizona Public Service Company ("APS"), certify, to the best of my knowledge, that: (a) the attached Quarterly Report on Form 10-Q of APS for the fiscal quarter ended March 31, 2003 (the "March 2003 Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in the March 2003 Form 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of APS.


                                       Donald E. Brandt
                                       -----------------------------------------
                                       Donald E. Brandt
                                       Senior Vice President and Chief Financial
                                       Officer

                                       Date: May 14, 2003